Debt (long and short-term)	12 Months Ended
Dec. 31, 2021
Debt (long and short-term) [Abstract]
Debt (long and short-term)
Note 22.   Debt (long and short-term)

Long and short-term debt consisted of the following:

	December 31, 2021		December 31, 2020
(In millions of €)	Carrying amount	Fair value	Carrying amount	Fair value
Bonds	598.5	602.1	—	—
Commercial papers	80.0	80.0	393.0	393.0
Bank borrowings and other	4.8	4.8	9.4	9.4
Financial debts	683.3	686.9	402.4	402.4
Lease liability	305.8	305.8	244.3	244.3
FINANCIAL DEBTS & LEASE LIABILITY	989.1	992.7	646.7	646.7

The split by maturity as of December 31, 2021 is as follow:

(In millions of €)	Maturity	< 1 year	Within 2 years	Within 3 years	Thereafter
Bonds	598.5	4.5	—	—	594.0
Commercial papers	80.0	80.0	—	—	—
Bank borrowings and other	4.8	4.7	0.1	—	—
Financial debts	683.3	89.2	0.1	—	594.0
Lease liability	305.8	68.9	59.1	51.5	126.3
FINANCIAL DEBTS & LEASE LIABILITY	989.1	158.1	59.2	51.5	720.3

The movements over the period December 31, 2020, to December 31, 2021, are as follows:

(In millions of €)	Bonds	Commercial papers	Bank borrowings and other	Lease liability	Total
Value as of December 31, 2020	—	393.0	9.4	244.3	646.7
Increase – issuance	598.5	—	620.4	201.5	1,420.4
Decrease – reimbursement	—	(313.0)	(628.7)	(97.3)	(1,039.0)
Change in scope of consolidation	—	—	—	0.1	0.1
Foreign exchange	—	—	0.3	7.3	7.6
Others	—	—	3.4	(50.1)	(46.7)
VALUE AS OF DECEMBER 31, 2021	598.5	80.0	4.8	305.8	989.1

Commercial paper

Under the commercial paper program, the Technip Energies Group through its treasury center company T.EN Eurocash SNC has the ability to access €750 million of short-term financing through commercial paper dealers. As of December 31, 2021, the Technip Energies Group’s Euro based commercial paper borrowings had a weighted average interest rate of (0.4325)%.

Revolving Facility and Bridge Facility

On February 10, 2021, Technip Energies N.V. and T.EN Eurocash SNC entered into the Facilities Agreement with Crédit Agricole Corporate and Investment Bank, as Agent, and the lenders party thereto.

The Facilities Agreement provides for the establishment of a bridge facility in an amount of up to €650 million (the “Bridge Facility”), to which Technip Energies N.V. is the sole borrower and which has been redeemed on May 31, 2021 and a revolving facility in an amount of €750 million (the “Revolving Facility”) to which Technip Energies N.V. and T.EN Eurocash SNC are the Borrowers. Subject to certain conditions, borrowers may request the aggregate commitments under the Revolving Facility to be increased by up to €250 million.

On February 16, 2021, Technip Energies N.V. drew down €620 million from the Bridge Facility. The amount borrowed was applied to refinance existing indebtedness under Technip Energies Group's commercial paper program, finance working capital purposes and finance the cash allocation between TechnipFMC and Technip Energies under the Separation and Distribution Agreement. The residual capacity of €30 million under the Bridge Facility expired on March 2, 2021. The Bridge Facility has been repaid in full on May 31, 2021, by way of issuance of notes in an amount of €600 million. The notes have a 7-year maturity, are currently rated BBB by Standard & Poor’s, and are listed on Euronext Paris.

The Revolving Facility has an initial three-year tenor as from the Initial Availability Date (February 15, 2021) and may be extended twice by one year each time.

The Revolving Facility is being made available in euros only. The available capacity under the Revolving Facility is reduced by any outstanding commercial paper borrowings of T.EN Eurocash SNC.

The Revolving Facility contains usual and customary representations and warranties, mandatory prepayments and events of default for investment-grade credit facilities of this type. It also contains covenants restricting Technip Energies N.V.’s and its subsidiaries’ ability to incur additional securities and indebtedness, enter into asset sales, or make certain investments, but does not include any financial covenant.